                                                                   EXHIBIT 10.52

                             SUPPLEMENTAL AGREEMENT

     THIS AGREEMENT is made and entered effective as of December 29, 1995 (the "Effective Date") by and among Harbinger, N.V. ("HNV"), Harbinger Corporation ("HC"), Vulcan Ventures, Inc. ("VVI"), and AXA Equity & Law Life Assurance Society, Ltd. ("E&L").

1.   BACKGROUND

     1.1. E&L has entered into a Subscription Agreement with HNV effective December 29, 1995 whereby E&L purchased 150,000 shares of HNV's common shares for a purchase price of $US150,000.00. VVI has entered into a Subscription Agreement with HNV effective December 29, 1995 whereby VVI purchased 450,000 shares of HNV's common shares for a purchase price of $US450,000.00. HC has entered into a Subscription Agreement with HNV effective December 29, 1995 whereby HC purchased 150,000 shares of HNV's common shares for a purchase price of $US150,000.00.

     1.2. As part of the inducement for E&L and VVI to purchase the HNV shares as set forth above, representatives of HC, E&L and VVI discussed the willingness of HC to provide an incentive for E&L and VVI to purchase the HNV shares. E&L and VVI contemplated that HC would take appropriate action to compensate both E&L and VVI for their agreement to purchase additional shares of HNV common shares as noted above.

     1.3. In fulfillment of its commitment to E&L and VVI as noted above, HC is entering into this Agreement for the purpose of granting a contractual right to E&L and VVI to receive a warrant to purchase shares of the common stock of HC (the "Warrant") in certain circumstances, as set forth below. The parties agree and acknowledge that this Agreement and the obligations set forth herein are subject to and shall be effective only upon approval or ratification of this Agreement by the Board of Directors of HC.

2.   PERFORMANCE CRITERIA

     2.1. The parties acknowledge that HNV through its Board of Directors has established a business plan contemplating financial performance of HNV for fiscal year 1996 (the "Business Plan"). Within fifteen (15) calendar days after June 30, 1996, an authorized representative of HNV shall provide a written report (the "HNV Report") to E&L, VVI and HC as to the actual financial performance of HNV or its successor as of June 30, 1996 in comparison with the financial performance set forth in the Business Plan.

     2.2. Prior to June 30, 1996, HNV shall upon a request from an authorized representative of HC, E&L or VVI provide the requesting party a written status report as to the financial performance of HNV as of the date of such request, including a comparison of actual financial performance of HNV with the Business Plan.

3.   GRANT OF WARRANT

     3.1. Upon receipt by E&L and VVI of the HNV Report (which shall be delivered to E&L and VVI on or before July 15, 1996 as set forth above), and if the HNV Report discloses that the actual financial performance of HNV does not meet or exceed the Business Plan, then:

           (i) the Warrant to purchase 37,500 shares of HC Common Stock shall be granted to VVI; and

           (ii) the Warrant to purchase 12,500 shares of HC Common Stock shall be granted to E&L.

     3.2. The terms and conditions of the Warrant shall be substantially the same as those set forth in the form of Warrant attached hereto at Exhibit A, with an exercise price equal to the price per share of HC Common Stock as reported on the Nasdaq National Market System as of the close of trading on Friday, June 28, 1996.

     3.3. If the HNV Report discloses that the actual financial results of HNV or its successor meet or exceed the HNV Business Plan, then HC shall have no obligations of any kind to VVI or E&L to grant the Warrants or to provide any other consideration to VVI or E&L.

4.   REPRESENTATIONS

     4.1. E&L and VVI agree and acknowledge that the grant of the Warrants as set forth above shall be subject to compliance with all applicable securities laws, including but not limited to the U.S. Securities Act of 1933 as amended ("Securities Act") and applicable state and other securities laws. Similarly, the issuance of shares in accordance with the exercise of the Warrants shall be subject to compliance with applicable securities laws and the other terms and conditions at set forth in the Warrants.

     4.2.  E&L and VVI each severally represent and warrant that:

           (i) The execution and delivery of this Agreement, and the acquisition of the Warrant and of any Shares to be acquired upon exercise thereof are undertaken for investment purposes only and with no present intention of dividing or allow others to participate in this investment or reselling or otherwise participating, directly or indirectly, in a distribution of any securities obtained, and that each of E&L and VVI shall not make any sale, transfer or other disposition of the any securities without registration under the Securities Act or applicable securities laws of any other jurisdiction or unless an exemption from registration is available under those acts and laws, respectively; and, in the case of an exemption, unless upon request of HC, HC has received an opinion of counsel satisfactory to HC that such transaction is in compliance with the Securities Act and the applicable laws of all other jurisdictions.

           (ii) Any securities acquired hereunder have not been, and will not be, registered with the United States Securities and Exchange Commission under the Securities Act nor under applicable securities laws of any other jurisdiction in reliance upon exemption(s) contained in the Securities Act and under regulations promulgated under the Securities Act and exemptions contained in applicable securities laws of any other jurisdiction and that E&L's, VVI's and HC's reliance upon such exemptions is based in part upon the representations, warranties and agreements contained in this Agreement.

           (iii) E&L and VVI are accredited investors as defined in Regulation D promulgated under the Securities Act and are familiar with the business in which HC is engaged and, based upon their respective knowledge and experience in financial and business matters, VVI and E&L are each an accredited investor familiar with investments of the sort that E&L and VVI may be undertaking herein, that E&L and VVI are fully aware of the problems and risks involved in making an investment of this type, and that E&L and VVI are capable of evaluating the merits and risks of this possible investment.

          (iv) Each of E&L and VVI have made such inquiry into the structure and operations of the HC as each of VVI and E&L and their respective advisors have thought necessary and prudent in connection with the execution of this Agreement. Each of E&L and VVI are existing shareholders of HC and have knowledge of the current status of the business affairs and operation of HC and HNV.

     4.3. Each of the undersigned represent the accuracy of the statements contained herein.

5.   GENERAL

     5.1. Except as expressly set forth in this Agreement, neither HC nor HNV shall have any other obligations or liability of any kind to E&L or VVI with respect to the purchase by E&L and VVI of the HNV Common Shares as specified above.

     5.2. This Agreement will be construed, governed and interpreted in accordance with the laws of the State of Georgia, USA, without giving effect to its conflict of law principles.

     5.3. This Agreement may not be amended, modified or altered in any way without the written consent of all the parties hereto.

     5.4. Any dispute with regard to the terms, conditions or interpretation of this Agreement shall be subject to arbitration to be conducted in Atlanta, Georgia by the American Arbitration Association in accordance with its then current rules and procedures.

     IN WITNESS WHEREOF, the parties have executed this Agreement this 29th day of March, 1996.

                                    HARBINGER CORPORATION

                                    By: /s/ C. Tycho Howle
                                        --------------------------
                                    Title: Chief Executive Officer
                                           -----------------------
                                    Date: March 29, 1996
                                          ------------------------

                                    HARBINGER, N.V.

                                    By: /s/ James C. Davis
                                        --------------------------
                                    Title: Managing Director
                                           -----------------------

                                    Date: March 29, 1996

                                    VULCAN VENTURES, INC.

                                    By:
                                       ---------------------------
                                    Title:
                                          ------------------------
                                    Date:
                                          ------------------------

                                    AXA EQUITY & LAW LIFE ASSURANCE
                                    SOCIETY, LTD.

                                    By:
                                       ----------------------------
                                    Title:
                                          -------------------------
                                    Date:
                                          -------------------------

                                                                       EXHIBIT A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") BUT HAVE BEEN OFFERED AND SOLD IN RELIANCE ON THE EXEMPTIONS FROM REGISTRATION PROVIDED BY REGULATION D AND REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND ITS COUNSEL STATING THAT SUCH DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND THAT SUCH DISPOSITION IS IN COMPLIANCE WITH ALL OTHER APPLICABLE LAWS, RULES, REGULATIONS AND ORDINANCES.


                             HARBINGER CORPORATION

                                    WARRANT
                                FOR THE PURCHASE
                           OF SHARES OF COMMON STOCK

WARRANT NO:  ____________________  DATE OF GRANT:  , 1996

HOLDER:  ________________________

NUMBER OF SHARES:  _______________ PURCHASE PRICE PER SHARE:  $_____

     FOR VALUE RECEIVED, HARBINGER CORPORATION, a Georgia corporation (the "Company"), hereby certifies that ______________________________________ (the
"Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, during the period commencing on the date hereof and ending on the Expiration Date (as defined in Section 1 below), up to _________________ fully paid and non-assessable shares of Common Stock at the Purchase Price Per Share set forth above (the "Exercise Price").

     The term "Common Stock" means the Common Stock, par value $.0001 per share, of the Company as constituted on , 1996 (the "Issue Date"). The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock. The term "Company" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

     1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time, or from time to time, during the period commencing on the date hereof and expiring 5:00 p.m. Eastern Time on the second anniversary of the date hereof (the "Expiration Date") or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day (provided, however, that in no event may this warrant be exercised after , 199__), by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Holder shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

     2. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

     3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the fair market value of a share of Common Stock shall be determined as follows:

        (a) If the Common Stock is listed on a national securities exchange within the United States or admitted to unlisted trading privileges on such exchange or listed for trading on The Nasdaq Stock Market, the current market value shall be the average of the last reported sale price of the Common Stock on such exchange or system for the ten trading days immediately preceding the date of exercise of this Warrant or if no such last sale is made or reported on any of such trading days, the average of the closing bid and closing asked prices for such day on such exchange or system; or

        (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

        (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     4. HOLDER DOES NOT HAVE THE RIGHTS OF A SHAREHOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     5. ANTI-DILUTION PROVISIONS.

        5.1 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment, and any adjustment to the Exercise Price pursuant to this Section 5.1; shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 5.1, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

        5.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in
Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

        5.3 RESTRICTIONS ON CERTAIN ACTIONS. The Company shall not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant. Without limiting the generality of the foregoing, while any Warrant is outstanding, the Company (a) shall not permit the par value, if any, of the shares of stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise and (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable stock upon the exercise of all Warrants at the time outstanding.

        5.4 CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to the Holder.

     6. TRANSFER TO COMPLY WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS. This Warrant and any Warrant Stock or Other Securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows:
(a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock or Other Securities may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto, and in compliance with all other laws, rules, regulations, and ordinances, and then only against receipt of an agreement of such person to comply with the provisions of this
Section 6 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition. In the event any Holder shall propose to sell, transfer, pledge, or hypothecate or otherwise dispose of this Warrant, such Holder shall first (i) surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, and (ii) deliver to the Company of the opinion of counsel to the Holder as required by the legend set forth at Section 7 hereof. Upon receipt of the foregoing and provided that the Company has received an opinion of its counsel that such proposed sale, transfer, pledge or hypothecation is in compliance with all applicable laws, rules, regulations and ordinances, the Company shall execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.

     7. LEGEND. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend:

    THE SECURITIES REPRESENTED BY THIS INSTRUMENT AND ISSUABLE UPON EXERCISE HEREOF (COLLECTIVELY THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF THE SECURITIES LAWS OF ANY OTHER JURISDICTION, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ALL OTHER APPLICABLE LAWS, RULES, REGULATIONS AND ORDINANCES. THE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE SECURITIES ACT, AND WHICH IS IN COMPLIANCE WITH ALL OTHER APPLICABLE SECURITIES LAWS, RULES, REGULATIONS AND ORDINANCES, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH SUCH APPLICABLE LAWS, RULES, REGULATIONS AND ORDINANCES; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SECURITIES UNDER THE SECURITIES ACT, AND THAT SUCH TRANSACTION IS IN COMPLIANCE WITH ALL OTHER APPLICABLE LAWS, RULES, REGULATIONS AND ORDINANCES.

     8. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when delivered personally, when delivered by facsimile against an electronic acknowledgment of delivery thereto, when delivered by a reputable world-wide courier contracting for delivery in three days or less, or five days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, at the address of such party as set forth below, or at such other address of which the Company or the Holder has been advised by notice hereunder.

     9. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Georgia, United States of America, without giving effect to the conflict of laws rules applicable therein.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


Attest:                               HARBINGER CORPORATION

                                      By:
- - ----------------------------             --------------------------------
Joel G. Katz, Secretary                  C. Tycho Howle, Chairman and
                                         Chief Executive Officer
     [Corporate Seal]


Address of Holder                     Address of Company:

- - ----------------------------          1055 Lenox Park Boulevard
- - ----------------------------          Atlanta, Georgia 30319

    THE RIGHT TO ASSIGN THIS WARRANT IS LIMITED BY THE TERMS AND CONDITIONS OF THE WARRANT TO WHICH THIS ASSIGNMENT FORM IS ATTACHED. SUCH WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO PROVISIONS OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS AN OPINION OF COUNSEL TO THE CORPORATION IS OBTAINED, WHICH OPINION AND WHICH COUNSEL SHALL BE SATISFACTORY TO THE CORPORATION IN ITS SOLE DISCRETION, IS DELIVERED TO THE CORPORATION STATING THAT SUCH SALE, OFFER FOR SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION UNDER SUCH ACT AND IS OTHERWISE IN COMPLIANCE WITH ALL OTHER APPLICABLE LAWS, RULES, REGULATIONS AND ORDINANCES.

                                ASSIGNMENT FORM


FOR VALUE RECEIVED, _______________ hereby sells, assigns and transfers unto

________________________________________________________________________________
(Please typewrite or print in block letters)


the right to purchase Common Stock of Harbinger Corporation, a Georgia corporation (the "Company"), represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


DATED: ______________, 199_.


THIS ASSIGNMENT SHALL NOT BE VALID UNLESS AND UNTIL CONSENTED TO BY THE COMPANY AS EVIDENCED BY THE SIGNATURE BELOW.

                                        _____________________________
                                        Signature


                                        ______________________________
                                        Signature, if jointly held


                                        ASSIGNMENT CONSENTED TO:

                                        Harbinger Corporation


                                        By:___________________________
                                             C. Tycho Howle, CEO

                                                                       EXHIBIT A

                            [ATTACHMENT TO WARRANT]

    THE SHARES OF COMMON STOCK OF HARBINGER CORPORATION ("HARBINGER") WHICH WILL BE ISSUED UPON THE EXERCISE OF THE WARRANTS (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF THE SECURITIES LAWS OF ANY OTHER JURISDICTION, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ALL OTHER APPLICABLE LAWS, RULES, REGULATIONS AND ORDINANCES. THE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE SECURITIES ACT, AND WHICH IS IN COMPLIANCE WITH ALL OTHER APPLICABLE SECURITIES LAWS, RULES, REGULATIONS AND ORDINANCES, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH SUCH APPLICABLE LAWS, RULES, REGULATIONS AND ORDINANCES; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SECURITIES UNDER THE SECURITIES ACT, AND THAT SUCH TRANSACTION IS IN COMPLIANCE WITH ALL OTHER APPLICABLE LAWS, RULES, REGULATIONS AND ORDINANCES.


                             HARBINGER CORPORATION


                           WARRANT EXERCISE AGREEMENT
                (INCLUDING INVESTOR SUITABILITY REPRESENTATIONS)


     This WARRANT EXERCISE AGREEMENT (the "Agreement") dated as of _____________, 19___ is made and entered into between HARBINGER CORPORATION, a Georgia corporation ("HARBINGER" or the "Company"); and the person executing this Agreement as the investor (the "Investor"). By executing this Agreement, Investor acknowledges that Investor understands that the Company is relying upon the accuracy of the representations and warranties of Investor contained herein in complying with its obligations under applicable securities laws.


                             W I T N E S S E T H :


     WHEREAS, the Investor desires to exercise a Warrant to acquire shares of the Company's Common Stock (the "Common Stock"); and

     WHEREAS, the Company intends to use the proceeds of the sale of the Common Stock to supplement working capital; and

     WHEREAS, the Company has furnished to the Investor a copy of the information required by Rule 502(b)(2)(ii) of Regulation D promulgated under the Securities Act (the "Disclosure Information"); and

     NOW, THEREFORE, for and in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor agree as follows:

     1. EXERCISE OF THE WARRANTS. Subject to the terms and conditions set forth herein, Investor hereby exercises the Warrant to acquire the number of shares of Common Stock of HARBINGER set forth below the

Investor's signature hereto (the "Securities"). The Warrant shall be deemed exercised only when and if this Agreement is countersigned by HARBINGER. HARBINGER shall countersign this Agreement only if HARBINGER determines that this Agreement is fully completed and executed by the Investor and that the Investor has represented that the Investor is an "accredited investor" as defined under Regulation D promulgated under the Securities Act ("Regulation D") and/or that Investor is not a "U.S. Person" as defined under Regulation S promulgated under the Securities Act ("Regulation S").

     2. INVESTOR'S REPRESENTATIONS AND WARRANTIES. Investor represents, warrants and covenants to HARBINGER as of the date hereof that:

     a. Investor acknowledges that he has received and reviewed a copy of the Disclosure Information. Investor also acknowledges that the Company has represented to the Investor that the Company has not experienced any material developments in its business, its prospects or its financial condition that is not described in the Disclosure Information. Investor is a resident of the jurisdiction shown in Investor's address below and will be the sole party in interest as to the Securities subscribed for and is acquiring the Securities for Investor's own account, for investment only and not with a view toward the resale or distribution thereof.

     b. Investor must bear the economic risk of this investment for an indefinite period of time because the Securities are not registered under the Securities Act or the securities laws of any state or other jurisdiction. Investor has been advised that the Securities are not being registered under the Securities Act upon the basis that the transactions involving their sale are exempt from such registration requirements as transactions by an issuer not involving any public offering in reliance on Sections 4(2) and 3(b) of the Securities Act, and that reliance by HARBINGER on such exemption is predicated in part on Investor's representations set forth in this Agreement. Investor acknowledges that HARBINGER makes no representations of any kind concerning its intent or ability to offer or sell the Securities to the public, under Rule 144 or otherwise. Investor further understands that HARBINGER makes no covenant, representation or warranty with respect to the registration of the Securities under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning HARBINGER.

     c. Investor is able to bear the economic risk of losing Investor's entire investment in HARBINGER, which is not disproportionate to Investor's net worth, and that Investor has adequate means of providing for Investor's current needs and personal contingencies without regard to the investment in HARBINGER. Investor further represents and warrants that Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D and the Investor is not a "U.S. Person" as defined in Rule 902 of Regulation S.

     d. In connection with Investor's purchase of any of the Securities no oral or written representations or warranties have been made to Investor other than those as may be contained in the Disclosure Information. Investor acknowledges that no person is authorized to give any information or to make any statement not contained in the Disclosure Information, a copy of which Investor acknowledges has previously been received, and that any information or statement not contained therein or contemplated or permitted thereby must not be relied upon as having been authorized by HARBINGER or any Affiliate, or any professional advisors thereto.

     e. To the extent Investor has deemed necessary, Investor has consulted with Investor's attorney, financial advisors and others regarding all financial, securities and tax aspects of the proposed investment, and that said advisors have reviewed the Disclosure Information, this Agreement and all documents relating thereto on Investor's behalf. Investor and Investor's advisors have sufficient knowledge and experience in business and financial matters to evaluate HARBINGER, to evaluate the risks and merits of an investment in HARBINGER, to make an informed investment decision with respect thereto, and to protect Investor's interest in connection with Investor's purchase of the Securities without need for the additional information which would be required to be included in more complete registration statements effective under the 1933 Act. Investor acknowledges that an investment in HARBINGER involves a high degree of risk, and Investor represents that Investor and Investor's advisors have engaged in a complete and thorough independent analysis of HARBINGER (including the financial condition of HARBINGER) and have independently determined the advisability and suitability of Investor's investment in HARBINGER while taking into account Investor's level of sophistication, financial resources

(including the percentage of Investor's total assets that this investment will represent), tolerance for risk, and investment objectives.

     f. Investor and Investor's advisors have had an opportunity to ask questions of and to receive answers from the officers of HARBINGER and to obtain additional information in writing to the extent that HARBINGER possesses such information or could acquire it without unreasonable effort or expense:
(i) relative to HARBINGER and the offering of the Securities; and (ii) necessary to verify the accuracy of any information, documents, books and records furnished. All such materials and information requested by Investor and Investor's advisors (including information requested to verify information previously furnished) have been made available and examined by Investor or Investor's advisors. Investor further acknowledges that Investor and Investor's advisors have met with (or have been provided an opportunity to meet with) an executive officer of HARBINGER, or have had an opportunity to ask any and all questions of, and receive answers to their satisfaction from, such executive officer. Investor acknowledges that all discussions with executive officers of HARBINGER as well as any written information issued by HARBINGER, were intended to describe the aspects of HARBINGER's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description. Investor acknowledges that HARBINGER has not provided any information to Investor regarding HARBINGER's future prospects for success nor has HARBINGER made any representations or warranties to Investor (other than those explicit representations and warranties that may be contained in the Disclosure Information) regarding the merits or advisability of purchasing the Securities.

     g. Investor agrees that Investor will not attempt to pledge, transfer, convey or otherwise dispose of the Securities in the United States except in a transaction made pursuant to the following offering restrictions: all offers and sales of the Securities to a U.S. person or inside the United States prior to the expiration of a one-year period immediately following the date of this Subscription Agreement shall be made only upon receipt by the Company of an opinion of counsel satisfactory to the Company that such transaction complies with all applicable securities laws and only (i) in accordance with the provisions of Rules 903 or 904 of Regulation S, or (ii) pursuant to the registration requirements under the 1933 Act, or (ii) pursuant to an available exemption from registration under the 1933 Act. Investor consents to the placement of legends on any certificates or documents representing any of the Securities stating that they have not been registered under the 1933 Act or any applicable securities laws of other jurisdictions and setting forth or referring to such offering restrictions. Investor is aware that the Company will make a notation in its appropriate records, and notify its transfer agent, with respect to the restrictions on the transferability of the Securities.

     h. Investor is the beneficial owner of the Warrants registered in his name, that such Warrants are free and clear of all liens and encumbrances, and that there are no liens or encumbrances on Investor's right to receive the Securities on the exercise of the Warrant.

     3. INDEMNIFICATION AND RELEASE. Investor recognizes that the sale of the Securities to him will be based upon his representations and warranties set forth above and on the Disclosure Information supplied by Investor to HARBINGER. Investor agrees to indemnify and to hold harmless HARBINGER, and its affiliates from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, arising out of or based upon any false representation or warranty made by the Investor in this Warrant Exercise Agreement and/or any failure by Investor to fulfill any covenants or agreements set forth herein or in the other documents executed and delivered by him in connection with this transaction. Investor hereby forever releases, dismisses, and discharges, HARBINGER and its affiliates, and their respective officers, directors, employees, shareholders, successors, assigns, and transferees (collectively the "Released Persons"), from any and all now or hereafter existing actions, causes of action, suits, damages, debts, claims, counterclaims, obligations and liabilities of any nature whatsoever, known or unknown, suspected or unsuspected (collectively the "Released Claims"), that Investor may have against any of the Released Persons, including, without limitation, any Released Claim which in whole or in part is based upon or arises out of the purchase and sale of the Securities pursuant to this Subscription Agreement.

     4. REPRESENTATIONS BY HARBINGER. HARBINGER represents and warrants to Investor as follows:

     a. HARBINGER is a corporation duly organized, existing and in good standing under the laws of the State of Georgia and has the corporate power to conduct its business.

     b. The execution, delivery and performance of this Agreement by HARBINGER has been duly approved by the Board of Directors of HARBINGER.

     c. The issuance of the Securities has been duly authorized and when paid for and issued pursuant to the terms hereof, the Securities will be validly issued, fully paid, and non-assessable.

     5. TERMS OF OFFERING. No commission or similar compensation will be paid in connection with the purchase of the Securities pursuant to the exercise of the Warrants.

     6. SURVIVAL OF REGISTRATION RIGHTS AND OTHER INVESTOR PROTECTIONS. Neither the execution of this Agreement nor the exercise or partial exercise of the Warrant shall terminate the registration rights of the Investor set forth in the Warrant, which shall survive such execution and exercise.

     7.   FURTHER INVESTOR SUITABILITY REPRESENTATIONS.

     Investor understands that the Securities offered by HARBINGER will not be registered under the 1933 Act. Investor also understands that in order to ensure that the offering and sale of the Securities are exempt from registration under the 1933 Act, HARBINGER is required to have reasonable grounds to believe that Investor qualifies as an "accredited investor" as defined in Rule 501(a) of Regulation D and that Investor is not a U.S. Person as defined by Regulation S. Investor understands that the information supplied in this section will be disclosed to no one other than officers and agents of HARBINGER without Investor's consent unless it is necessary for HARBINGER to use such information to support the exemptions from registration under the 1933 Act and under the law of any state or other jurisdiction.

     In order to induce HARBINGER to permit Investor to purchase a portion of the Securities, Investor makes the following representations and warranties.

     ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act, or meets the requirements of other applicable securities laws. Further, the undersigned understands that the offering is required to be reported to the U.S. Securities and Exchange Commission.

I. PLEASE INITIAL TO CERTIFY THAT THE FOLLOWING STATEMENTS ARE TRUE, CORRECT AND COMPLETE.

[ ]         1.   Investor is a partnership, corporation or other organization with total assets
(Initials)       in excess of U.S. $5,000,000.

[ ]
(Initials)  2.   Investor is not a "U.S. Person" as defined in Rule 902 of Regulation S.

[ ]         3.   Investor is not a resident of the United States for federal income tax
(Initials)       purposes.

[ ]         4.   Investor has no affiliation with the U.S. National Association of Securities
(Initials)       Dealers ("NASD").

II.  OTHER CERTIFICATIONS.

By signing the Signature Page, the undersigned certifies the following:

     (a) that the purchase of Warrants will be solely for the account of the undersigned and not for the account of any other person or entity; and

     (b) that the name and address set forth in this Questionnaire are true, correct and complete.

III. GENERAL INFORMATION.

Name of Purchaser:______________________________________________________________

Address: _______________________________________________________________________
                                      (Number and Street)

________________________________________________________________________________
        (City)       (State)                  (County)              (Zip Code)

Telephone Number:                  ---           ---
                 ___________________________________________________
                     (Country Code)  (Area Code)          (Number)


     The undersigned represents that (a) the undersigned has read and understands this Subscription Agreement and (b) the information contained in this Questionnaire is complete and accurate.

_________________________________   __________________________________, 19___
Number of Shares subscribed for     Date

                                    _______________________________________
                                    Name of Investor (Please Type or Print)

                                    By:_____________________________________
                                    Authorized Signature

                                    _______________________________________
                                    Name of Person Authorized to Sign
                                    (Please Type or Print)